Exhibit 99.01
FORM OF SUBSCRIPTION AGREEMENT

(The following Subscription Agreement is a replica of the Subscription Agreement attached as Exhibit D and is provided for the Investor’s recordkeeping purposes.  Investors desiring to purchase Units should complete and return the Subscription Agreement attached as Exhibit D according to the instructions thereto.)

SUBSCRIPTION AGREEMENT DigitalPost Interactive, Inc. (the “Company”)

Please read all instructions and the terms and conditions of this agreement carefully before filling out this application.  If you need assistance, please contact Robert Hackel at R.F. Lafferty & Co., Inc. at (212) 293-9090.

When application is complete, mail or fax the application and your investment to:	R.F. Lafferty & Co., Inc. Attn: Robert Hackel 80 Broad Street, 26th Floor New York, NY 10004 Fax: (610) 869-9260
Make checks payable to DigitalPost Interactive, Inc. _____ Check here if you are sending your subscription funds by wire transfer. _____ Check here if you previously invested in this Offering.

I. ACCOUNT REGISTRATION – Check One

____ Individual Account
____           Joint Registration
If no line is checked                                  below, we will issue thesecurities as JTWROS.

____         Joint Tenant with Rightof Survivorship

____         Tenants in Common

_____           Tenants by Entirety

_____           Community Property

	____ Pension or ProfitSharing ____ IRA	____ Corporation, Partnership, Trust,Association or OtherEntity

Name of Applicant, Custodian, Corporation, Trust or Beneficiary

____ M or ____ F                                  _____                      *
Date of Birth                                Soc. Sec./Tax ID#

Name of Joint Tenant or Trustee (if applicable)

____ M or  ____ F                                  _____*
Date of Birth                                Soc. Sec./Tax ID#

Name of Additional Trustee (if applicable)                                                                                                   Date of Trust

Marital Status (please check one) ___ Single   ___ Married   ___ Separated   ___ Divorced

$________________ Investment Amount; __________ Unit(s); (Minimum $25,000 (250,000 Units) unless otherwise approved by the Company)

*Please place a check next to the Soc.  Sec. # or Tax ID # responsible for taxes.  We will report this number to this IRS.

HOME ADDRESS
THIS ADDRESS WILL BE USED FOR MAILING UNLESS YOU INDICATE OTHERWISE.
ALSO COMPLETE ITEM II FOR MAILING TO CUSTODIAL IRAs

Street AddressUnit Number

City                                                       State                                                       Zip +4

Home Phone Number (with Area Code) (______) ___________   /  FAX Number (with Area Code) (______) ___________

E-mail Address

BUSINESS ADDRESS

Name of Company

Street AddressSuite Number

City                                                       State                                                        Zip +4

Business Phone Number (with Area Code) (_____) ___________    /  Fax Number (with Area Code) (_____) ___________

E-mail Address

II. ALTERNATIVE DISTRIBUTION INFORMATION (CUSTODIAN)

YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT:

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Name of Stock Certificate:

Representative Name:

Phone Number:

Address:

City, State, Zip:

III. SUBSCRIPTION AGREEMENT

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (it) are qualified to purchase securities under applicable federal and state securities laws.

Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended, or of the securities laws of any state.

This Subscription Agreement does not constitute an offer to sell and may be accepted or rejected in whole or in part in the sole discretion of DigitalPost Interactive, Inc.  If the subscription is rejected, the funds submitted by the investor will be promptly returned, and this Agreement shall have no force or effect.

All questions must be answered.   If the appropriate answer is “None” or “Not Applicable,” please state so.   Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item.  Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Agreement (except if the co-subscriber is your spouse) and sign the Signature Page annexed hereto.  If your spouse is a co-subscriber, you must indicate your spouse's name and social security number.

CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:

The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the ACCREDITED INVESTOR STATUS section).

IV. ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS.  PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A.  INDIVIDUAL ACCOUNTS

I certify that I am an “accredited investor” because:

1.  ______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (note: Item V, Income Statement, must be completed if you check this option);

OR

2.  ______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (including home and personal property).

For purposes of this Subscription Agreement, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq.  of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Subscription Agreement, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq.  of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Subscription Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

B.  CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS OR IRAS

(Please provide a copy of the Corporate Resolution, Partnership Agreement, Limited Liability Company Operating Agreement, or Profit Sharing Plan, as applicable)

1.   Has the subscribing entity been formed for the specific purpose of investing in the securities?                                                                                                                                                                  ______ YES ______ NO

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity.  If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to statement (2) below in order to qualify as an “accredited investor.”

The undersigned entity certifies that it is an “accredited investor” because it is:

(a)           _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; OR

(b)           _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; OR

(c)           _______ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS In Section A of Item V above.  Please also CHECK the appropriate space in Section A of Item V above.  (Note: Item V, Income Statement, must be completed for each shareholder, partner or beneficiary if you are relying upon an income standard by checking option 1 in Section A of Item IV above.) OR

(d)           _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS In Section A of Item IV above.   Please also CHECK the appropriate space in Section A of Item IV above.  (Note:   Item V, Income Statement, must be completed if you are relying upon an income standard by checking option 1 in Section A of Item IV above.) OR

(e)           _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

2.  If the answer to Question 1 above is “Yes,” please certify the statement below is true and correct:

_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS In Section A of Item IV above.  Please also CHECK the appropriate space in Section A of Item IV above.  (Note:   Item V, Income Statement, must be completed if you are relying upon an income standard by checking option 1 in Section A of Item IV above.)

C.  TRUST ACCOUNTS

(Please provide complete copy of the Trust)

1.  Has the subscribing entity been formed for the specific purpose of investing in the securities?    ______ YES ______ NO

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity.   If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”  The undersigned trustee certifies that the trust is an “accredited investor” because:

(a)           _______ The trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person” as described in Rule 506(b)(2)(ii) promulgated under the Act; OR

(b)           _______ The trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; OR

(c)           _______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS.  Please also CHECK the appropriate space in that Section.

D.  ANY ENTITY (but not an individual person)

______ All of the equity owners of this entity are accredited investors.  (If you are checking this option, EACH owner of the entity must complete Item IV, A, by checking option 1 or 2 or both, as applicable, and complete Item V if you checked option 1 of Item IV, A.  Make copies of pages 2 and 3 to do this and note each owner’s name on each copy.)

V. INCOME STATEMENT (Round off to the nearest $5,000)

ALL ACCREDITED INVESTORS RELYING ON AN INCOME STANDARD (YOU ARE RELYING ON AN INCOME STANDARD IF YOU CHECKED ITEM IV(A)(1)) MUST COMPLETE THIS SECTION.
Please specify the amount of your Income:  ___ Individual  ___Joint ___Trust ___Beneficiary ___Shareholder ___  Partner

2007                                ___________________
2008                                ___________________
2009 (projected)            ___________________

Current Employer:                                Phone Number (_____) ______________
Position or Title:
Former Employer
(if current employment is less than five years)
Period Employed                                ________ to ________
Position or Title:

VI. CERTIFICATIONS

I understand that investment in the securities is an illiquid investment.  In particular, I recognize that: (i) I must bear the economic risk of investment in the securities for an indefinite period of time, since the securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company); and (ii) no established market will exist and it is possible that no public market for the securities will develop.  I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) the financial information provided in the Subscription Agreement is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of securities, including, but not limited to, the risks  set  forth  under  “Risk  Factors” in the Private Placement Memorandum  (the “Memorandum”); (iii) I and my investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Memorandum and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities and anything set forth in the Memorandum; (iv) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Memorandum and the documents referenced therein; and (v) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities.

The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the securities, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser).  The persons executing the Subscription Agreement, as well as all other documents related to the Offering, represent that they are duly authorized to execute all such documents on behalf of the entity.  (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

All of the information which I have furnished to the Company and which is set forth in the Subscription Agreement is correct and complete as of the date of the Subscription Agreement.  If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information.  I further agree to be bound by all of the terms and conditions of the Offering described in the Memorandum.  I am the only person with a direct or indirect interest in the securities subscribed for by this Subscription Agreement.  I agree to indemnify and hold harmless the Company and its officers, directors and affiliates as well as its placement agents and all their officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any document provided by the undersigned to us.  This subscription is not transferable or assignable by me without the written consent of the Company.  If more than one person is executing this Subscription Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns.  This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns.  This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of California.

I certify that I, either alone or with my purchaser representative, have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.  Under penalties of perjury, I certify that (1) my taxpayer identification number shown in this Subscription Agreement is correct and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.  (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (2).)

I hereby give power of attorney to the CEO of the Company to execute the Warrant Agreement in the form included as an Exhibit to the Memorandum on my behalf and further agree to be bound by the terms of the Warrant Agreement by executing this Subscription Agreement only.

BY SIGNING, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE MEMORANDUM AND THE EXHIBITS ATTACHED THERETO RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THE SUBSCRIPTION AGREEMENT, THE MEMORANDUM AND THE EXHIBITS ATTACHED THERETO.

VII. PATRIOT ACT REQUIREMENTS

The Patriot Act requires us to obtain the following information from you to detect and prevent the misuse of the world financial system.

1.           In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for Units.

COUNTRY	NAME OF BANK/FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below, please go to number 3.   If the country does not appear, please go to number 2.

Approved Country List

Argentina	Australia	Austria	Belgium	Brazil
Canada	Denmark	Finland	France	Germany
Greece	Gulf Cooperation Council	Hong Kong	Iceland	Ireland
Italy	Japan	The Netherlands (including the Netherlands Antilles and Aruba)	Luxembourg	Mexico
New Zealand	Norway	Portugal	Russian Federation	Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States

2.           If subscription monies were transferred to the Company from any country other than on the “Approved Country List” (see above), please provide the following documentation to the Company (all copies should be in English and certified as being “true and correct copies of the original” by a notary public of the jurisdiction of which you are resident).

(a)           For Individuals:

(i)	evidence of name, signature, date of birth and photographic identification

(ii)	evidence of permanent address

(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years

(b)           For Companies:

(i)	a copy of its certificate of incorporation and any change of name certificate

(ii)	a certificate of good standing

(iii)	a register or other acceptable list of directors and officers

(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes named authorized signatories

(v)	a description of the nature of the business of the company

(vi)	identification, as described above for individuals, for at least two directors and authorized signatories

(vii)	a register of members or list of shareholders holding a controlling interest

(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company

(c)           For Partnerships and Unincorporated Businesses:

(i)	a copy of any certificate of registration and a certificate of good standing, if registered

(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories

(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes named authorized signatories

(iv)	a copy of constitutional documents (formation and partnership agreements)

(d)           For Trustees:

(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees

(ii)
identification, as described above, for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust

(iii)	evidence of the nature of the duties or capacity of the trustee

3.           The Company is also required to verify the source of funds.   To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and, if so, please specify type of business), investment income, savings, etc.).

Source of Funds

VIII. SIGNATURES

The Subscription Agreement contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page.

I hereby certify that I have reviewed and am familiar with the terms of the Subscription Agreement.  This Subscription Agreement incorporates by reference all forms of securities to be purchased.  I agree to be bound by all of the terms and conditions of this Subscription Agreement, the Memorandum, and all forms of securities presented to me.

Dated

Print name of individual subscriber, custodian,Signature of individual subscriber, authorized person
corporation, trustee                                                                                     trustee

Print name of co-subscriber, authorized person,Signature of co-subscriber, authorized person,
co-trustee, if required by trust instrument                                                                                                co-trustee if required by trust instrument

Investment Authorization.  The undersigned corporation, partnership, benefit plan or IRA has all requisite authority to acquire the securities hereby subscribed for and to enter into the Subscription Agreement, and further, the undersigned officer, partner or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf.   Such authorization has not been revoked and is still in full force and effect.

Check Box:  _____ Yes                                           _____ No  _____ Not Applicable

CAPACITY CLAIMED BY SIGNER:

_____ Individual(s)                                                                           _____ Attorney-In-Fact
_____ Partner(s)                                                                           _____ Subscribing Witness
_____ Trustee(s)                                                                           _____ Guardian/Conservator
_____ Corporate Officer(s)                                                      ___________________
Title(s)
Other:______________________

IX. VERIFICATION OF BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering.   I acknowledge:

(a)           that I have reviewed the Memorandum, Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)           that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)           that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Broker/Dealer                                                                                                Account Executive

(Name of Broker/Dealer)(Signature)

(Street Address of Broker/Dealer Office)(Print Name)

(City of Broker/Dealer Office)  (State)   (Zip)Representative I.D.  Number

(Telephone Number of Broker/Dealer Office)Date

(Fax Number of Broker/Dealer Office)(E-mail Address of Account Executive)

(Approval)

FORM OF WARRANT AGREEMENTS

DIGITALPOST INTERACTIVE, INC.

FORM OF INVESTOR A WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

STOCK PURCHASE WARRANT
To Purchase Shares of Common Stock

No. 2010 - __

Issue Date: __, 2010

THIS CERTIFIES that, for value received, _______________ (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof, to subscribe for and purchase from, DIGITALPOST INTERACTIVE, INC., a Nevada corporation (the “Company”), ________ of the fully paid non-assessable shares of the Company’s common stock, $0.001 par value per share (“Common Stock”) at a purchase price of $0.05 per share, provided that such right will terminate, if not terminated earlier in accordance with the provisions hereof, at 5:00 p.m. (California time) on the fifth anniversary (the “Expiration Date”) of the date hereof. The purchase price and the number of shares for which this warrant (the “A Warrant”) is exercisable are subject to adjustment, as provided herein. This A Warrant was issued in connection with the Company’s private offering (the “Offering”) of units of the Company’s securities (the “Units”), each Unit consisting of  four shares of Common Stock and two five-year warrants to purchase one share of the Company’s Common Stock (a “Warrant Share”), pursuant to a Private Placement Memorandum dated  February 26, 2010 (the “Memorandum”) and is subject to the terms of a Subscription Agreement (the “Subscription Agreement”) to which the initial Holder is a party. Capitalized terms used and not otherwise defined herein will have the respective meanings ascribed to such terms in the Memorandum.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

 (a)         The term “Company” shall include DigitalPost Interactive, Inc., f/k/a HomAssist Corporation, and any corporation which shall succeed or assume the obligations of DigitalPost Interactive, Inc. hereunder.

 (b)         The term “Warrant Shares” includes (i) the Company’s Common Stock and (ii) any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

 (c)         The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

 (d)         The term “Exercise Price” shall be $0.05 per share, subject to adjustment pursuant to the terms hereof.

1.	Number of Shares Issuable upon Exercise.

Unless sooner terminated in accordance herewith, from and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this A Warrant in whole or in part, the number of shares of Common Stock of the Company set forth on the first page of this Warrant, subject to adjustment pursuant hereto, by delivery of an original or fax copy of the exercise notice on the reverse side of the Warrant Certificate attached hereto as Annex A  (the “Notice of Exercise”) along with payment to the Company of the Exercise Price.

2.	Exercise of Warrant.

 (a)         The purchase rights represented by this A Warrant are exercisable by the registered Holder hereof, in whole at any time or in part from time to time by delivery of the Notice of Exercise duly completed and executed at the office of the Company in Irvine, California (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the shares thereby purchased (cash or by certified or official bank check payable to the order of the Company in an amount equal to the Exercise Price of the shares thereby purchased); whereupon the Holder of this A Warrant shall be entitled to receive a certificate for the number of Warrant Shares so purchased; provided that the Company will place on each certificate a legend substantially the same as that appearing on this A Warrant, in addition to any legend required by any applicable state or federal law. If this A Warrant is exercised in part, the Company will issue to the Holder hereof a new warrant upon the same terms as this A Warrant but for the balance of Warrant Shares for which this A Warrant remains exercisable. The Company agrees that upon exercise of this A Warrant the Holder shall be deemed to be the record owner of the shares issued upon exercise as of the close of business on the date on which this A Warrant shall have been exercised as aforesaid. This A Warrant will be surrendered at the time of exercise or if lost, stolen, misplaced or destroyed, the Holder will comply with Section 7 below.

 (b)         Certificates for shares purchased hereunder shall be delivered to the Holder hereof within a reasonable time after the date on which this A Warrant shall have been exercised as aforesaid.

 (c)          The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this A Warrant will, upon exercise of the rights represented by this A Warrant, be fully paid and nonassessable and free from all preemptive rights, taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue which shall be paid by the Company in accordance with Section 4 below).

3.	No Fractional Shares.

The Company shall not be required to issue fractional Warrant Shares upon the exercise of this A Warrant or to deliver Warrant Certificates which evidence fractional Warrant Shares. In the event that a fraction of a Warrant Share would, except for the provisions of this Section 3, be issuable upon the exercise of this A Warrant, the Company shall pay to the Holder exercising the A Warrant an amount in cash equal to such fraction multiplied by the Per Share Market Value of the Warrant Share.

For purposes of this A Warrant, the Per Share Market Value shall be determined as follows: As used herein, “Per Share Market Value” means on any particular date (a) the closing bid price per share of Common Stock on such date on the national securities exchange on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the average of the closing bid and asked prices on the national securities exchange on the date nearest preceding such date, (b) if the shares of Common Stock are not then listed or quoted on a national securities exchange, the average of the closing bid and asked prices for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, at the close of business on such date, or (c) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined in good faith by the Company.

4.	Charges, Taxes and Expenses.

Issuance of certificates for Warrant Shares upon the exercise of this A Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this A Warrant, or in such name or names as may be directed by the Holder of this A Warrant; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of this A Warrant, the Company may require, as a condition thereto, that the transferee execute an appropriate investment representation as may be reasonably required by the Company.

5.	No Rights as Shareholders.

This A Warrant does not entitle the Holder hereof to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof.

6.	Exchange and Registry of A Warrant.

 This A Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above-mentioned office or agency of the Company, for a new warrant or warrants aggregating the total Warrant Shares of the surrendered A Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this A Warrant. This A Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.	Loss, Theft, Destruction or Mutilation of A Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this A Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this A Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this A Warrant.

8.	Saturdays, Sundays, Holidays, etc.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.	Cash Distributions.

No adjustment on account of cash dividends or interest on the Company’s Common Stock or Other Securities that may become purchasable hereunder will be made to the Exercise Price under this A Warrant.

10.	Consolidation, Merger or Sale of the Company.

If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company’s obligations under this A Warrant. Upon consummation of such transaction, the A Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of this A Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the A Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the A Warrant to, concurrently with the consummation of such transaction, assume the Company’s obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 10.

11.	Adjustments for Stock Splits, Combinations, etc.

The number of shares and class of capital stock purchasable under this A Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a)          Adjustment for change in capital stock. If the Company:

(i)           pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

(ii)          subdivides its outstanding shares of Common Stock into a greater number of shares;

(iii)         combines its outstanding shares of Common Stock into a smaller number of shares;

(iv)         makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

(v)          issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each A Warrant in effect immediately prior to such action shall be adjusted so that the holder of any A Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the A Warrant immediately prior to such action.

For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

If after an adjustment the Holder, upon exercise of this A Warrant, may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this A Warrant. Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 11(a), this A Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

 (b)         The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders of this A Warrant against impairment.

12.	Certificate as to Adjustments.

 In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the A Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the A Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this A Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this A Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the A Warrant and any warrant agent of the Company (appointed pursuant to Section 16 hereof).

13.	Reservation of Stock Issuable on Exercise of A Warrant.

The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the A Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the A Warrant.

14.	Assignment; Exchange of A Warrant.

Subject to compliance with applicable securities laws, this A Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a “Transferor”) with respect to any or all of the shares underlying this A Warrant. On the surrender for exchange of this A Warrant, together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor’s counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of the A Warrant so surrendered by the Transferor; and provided further, that upon any such transfer, the Company may require, as a condition thereto, that the Transferee execute an appropriate investment representation as may be reasonably required by the Company.

15.	Rule 144 Rights.

The Company has agreed to provide any and all legal opinions required for the removal of the restrictive legend from any Warrant Share certificates under Rule 144, at the Company’s own expense.  The Company shall process any request for removal of the restrictive legend within five business days.  If the Company fails to process any legal request for removal of restrictive legends for more than five business days after receipt of a written request to do so, the Company shall pay the securityholder a cash penalty of 1% per day of the value of the securities whose legends were requested to be removed.

16.	Warrant Agent.

The Company may, by written notice to each Holder of an A Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this A Warrant pursuant to Section 2, exchanging this A Warrant pursuant to Section 14, and replacing this A Warrant pursuant to Section 7, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17.	Notices, etc.

 All notices shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below each party’s signature on the Subscription Agreement.

18.	Notices of Record Date.

In case,

(a)         The Company takes a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive a dividend, distribution or any other rights;

 (b)         There is any capital reorganization of the Company, reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or consolidation or merger of the Company with or into another corporation which does not constitute a sale of the Company; or

 (c)         There is a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall cause to be mailed to the Holder, at least 20 calendar days prior to the date hereinafter specified, a notice stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up.

19.	Amendments and Supplements.

 (a)         The Company may from time to time supplement or amend this A Warrant without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder. All other supplements or amendments to this A Warrant must be signed by the party against whom such supplement or amendment is to be enforced.

 (b)         Notwithstanding Section 19(a), the Company may at any time during the term of this A Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

20.	Call of A Warrants by the Company.

Subject to the terms and conditions set forth herein, on any date during the period between the date of this A Warrant and the Expiration Date, on or after the first day after the twenty Trading Day (as defined below) volume weighted average price of the Common Stock equals or exceeds $0.10 per share (the “Call Date”) and the Warrant Shares have either been registered on an effective registration statement or may be sold under Rule 144, the Company shall have the right to deliver written notices to the Holder (each, a “Call Notice” and the day a Call Notice is delivered, a “Delivery Date”), providing the Company with an option to call, on any Trading Day following the receipt of the Call Notice (“the Exercise Date”), any or all A Warrants. Following the Company’s delivery of a Call Notice, Holders shall have ten business days to exercise their A Warrants.  After this ten business day period has elapsed, the Company’s call option will become effective and all unexercised A Warrants will immediately and automatically be cancelled.  The Company may not deliver a Call Notice unless and until all of the conditions set forth in this Section 20 have been satisfied by the Company or waived by the Holder.

As used herein, “Trading Day” means (a) a day on which the shares of Common Stock are traded on the national securities exchange on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on a national securities exchange, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service; provided, however , that in the event that the shares of Common Stock are not listed or quoted as set forth in (a) and (b) hereof, then Trading Day shall mean any calendar day that is not a Saturday, Sunday or federal holiday.

 (a)         Conditions Precedent to the Right of the Company to Deliver a Call Notice. The right of the Company to deliver a Call Notice is subject to the satisfaction by the Company or waiver by the Holder, at or before the applicable Delivery Date and the applicable Exercise Date, of each of the following conditions:

 (i)          Accuracy of the Company’s Representations and Warranties. Any material representations and warranties of the Company contained in this A Warrant and in the Memorandum shall be true and correct as of the date when made, as of the applicable Delivery Date as though made on and as of the applicable Delivery Date and as of the applicable Exercise Date as though made on and as of the applicable Exercise Date;

 (ii)         Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this A Warrant and the Memorandum to be performed, satisfied or complied with by the Company at or prior to the applicable Delivery Date and the applicable Exercise Date;

 (iii)        No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this A Warrant and the Memorandum;

 (iv)        Trading Threshold. For the twenty Trading Days immediately preceding the applicable Call Date, the volume weighted average price of the Common Stock for such twenty Trading Days shall be at least $0.10;

 (v)         Registration of A Warrants. On the applicable Call Date, the Warrant Shares either shall be registered on a registration statement covering the public sale of securities as further described in the Memorandum or shall be eligible for resale under Rule 144; and

 (vi)      Notice. Notice of the Call Date shall be given to registered holders of A Warrants in the manner provided in Section 17.

21.	Investment Intent.

Holder represents and warrants to the Company that Holder is acquiring the A Warrants for investment and with no present intention of distributing or reselling any of the A Warrants.  Additionally, all representations of the Holder contained in the Subscription Agreement are incorporated herein by this reference.

22.	Certificates to Bear Language.

The A Warrants and the Warrant Shares issuable upon exercise thereof shall bear the following legend by which Holder shall be bound:

 “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.”

Certificates for A Warrants or Warrant Shares without such legend shall be issued if such A Warrants or Warrant Shares are sold pursuant to an effective registration statement under the Act, or if the

Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

23.	Miscellaneous.

 (a)         This A Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. The Company and the Holder hereby submit to the exclusive jurisdiction of the Courts of the County of Orange, State of California for the resolution of all legal disputes arising under the terms of this A Warrant. The Company and the Holder agree to waive trial by jury.

 (b)         If any action or proceeding is brought by the Company on the one hand or by the Holder on the other hand to enforce or continue any provision of this A Warrant, the prevailing party’s costs and expenses, including its reasonable attorney’s fees, in connection with such action or proceeding shall be paid by the other party.

 (c)         In the event that any provision of this A Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this A Warrant.

 (d)         The headings in this A Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[SIGNATURE PAGE FOLLOWS.]

                 IN WITNESS WHEREOF, the Company has caused this A Warrant to be executed by its officers thereunto duly authorized as of the date first written above.

DIGITALPOST INTERACTIVE, INC.,
a Nevada corporation

___________________________________
BY: Michael Sawtell
ITS: CEO

HOLDER

___________________________________

ANNEX A
A WARRANT NUMBER: _________________

Warrant to Purchase __________________ Shares of Common Stock

DIGITALPOST INTERACTIVE, INC.
COMMON STOCK PURCHASE WARRANT

Will be void if not exercised prior to 5:00 P.M. (California time) on __________________

This Certifies that for Value Received,________________________________________, the registered holder or assigns (“Holder”), is entitled to purchase from DigitalPost Interactive, Inc., a Nevada corporation (the “Company”) at any time after 9:00 A.M. (California time) on ____________________ at the purchase price per share of $0.05 (the “Warrant Price”), the number of shares of Common Stock of the Company set forth above (the “Shares”).  The number of shares purchasable upon exercise of each warrant evidenced hereby and the Warrant Price per Share shall be subject to adjustment from time to time as set forth in the Warrant Agreement executed by the Company and the holder hereof (the “Warrant Agreement”).  The Warrants expire at 5:00 P.M. (California time) on the five-year anniversary of the date hereof (the “Expiration Date”).  Holders will not have any rights or privileges of shareholders of the Company prior to exercise of the Warrants except as set forth in the Warrant Agreement.  Holders of the Warrants evidenced hereby and the shares of Common Stock issuable upon exercise hereof have certain Rule 144 rights which are set forth in the Warrant Agreement.  Subject to the provisions of the Warrant Agreement, any or all of the Warrants evidenced hereby may be called at the option of the Company, on any Trading Day (as defined in the Warrant Agreement) after the Company has delivered a written call notice to the Holder.  The Company may deliver such a call notice only during the period beginning on the first day after the twenty day Trading Day volume weighted average price of the Company’s Common Stock exceeds $0.10 per share, and ending on the Expiration Date.  The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form on the revise side hereof fully executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company.  Payment of such price shall be made at the option of the Holder in cash or by certified check or bank draft.  Upon any partial exercise of the Warrant evidenced hereby, there shall be countersigned and issued to the Holder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised.  This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed with a signature guarantee either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged.  No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants.  The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until such transfer is on such books, the Company may treat the Holder as the owner for all purposes.

Dated: _________, 2010

DIGITALPOST INTERACTIVE, INC.

___________________________________________________________
                      Secretary                                                                                                       President

SEE LEGEND ON REVERSE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSE, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

DIGITALPOST INTERACTIVE, INC.

FORM OF INVESTOR B WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

STOCK PURCHASE WARRANT
To Purchase Shares of Common Stock

No. 2010 - __

Issue Date: ______________, 2010

THIS CERTIFIES that, for value received, _______________ (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof, to subscribe for and purchase from, DIGITALPOST INTERACTIVE, INC., a Nevada corporation (the “Company”), ________ of the fully paid non-assessable shares of the Company’s common stock, $0.001 par value per share (“Common Stock”) at a purchase price of $0.10 a Warrant Share, provided that such right will terminate, if not terminated earlier in accordance with the provisions hereof, at 5:00 p.m. (California time) on the fifth anniversary (the “Expiration Date”) of the date hereof. The purchase price and the number of shares for which this warrant (the “B Warrant”) is exercisable are subject to adjustment, as provided herein. This B Warrant was issued in connection with the Company’s private offering (the “Offering”) of units of the Company’s securities (the “Units”), each Unit consisting of  four shares of Common Stock and two five-year warrants to purchase one share of the Company’s Common Stock (a “Warrant Share”), pursuant to a Private Placement Memorandum dated  February 26, 2010 (the “Memorandum”) and is subject to the terms of a Subscription Agreement (the “Subscription Agreement”) to which the initial Holder is a party. Capitalized terms used and not otherwise defined herein will have the respective meanings ascribed to such terms in the Memorandum.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

 (a)         The term “Company” shall include DigitalPost Interactive, Inc., f/k/a HomAssist Corporation, and any corporation which shall succeed or assume the obligations of DigitalPost Interactive, Inc. hereunder.

 (b)         The term “Warrant Shares” includes (i) the Company’s Common Stock and (ii) any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

 (c)         The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

 (d)         The term “Exercise Price” shall be $0.10 per share, subject to adjustment pursuant to the terms hereof.

1.	Number of Shares Issuable upon Exercise.

Unless sooner terminated in accordance herewith, from and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this B Warrant in whole or in part, the number of shares of Common Stock of the Company set forth on the first page of this Warrant, subject to adjustment pursuant hereto, by delivery of an original or fax copy of the exercise notice on the reverse side of the Warrant Certificate attached hereto as Annex A  (the “Notice of Exercise”) along with payment to the Company of the Exercise Price.

2.	Exercise of Warrant.

 (a)         The purchase rights represented by this B Warrant are exercisable by the registered Holder hereof, in whole at any time or in part from time to time by delivery of the Notice of Exercise duly completed and executed at the office of the Company in Irvine, California (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the shares thereby purchased (cash or by certified or official bank check payable to the order of the Company in an amount equal to the Exercise Price of the shares thereby purchased); whereupon the Holder of this B Warrant shall be entitled to receive a certificate for the number of Warrant Shares so purchased; provided that the Company will place on each certificate a legend substantially the same as that appearing on this B Warrant, in addition to any legend required by any applicable state or federal law. If this B Warrant is exercised in part, the Company will issue to the Holder hereof a new warrant upon the same terms as this B Warrant but for the balance of Warrant Shares for which this B Warrant remains exercisable. The Company agrees that upon exercise of this B Warrant the Holder shall be deemed to be the record owner of the shares issued upon exercise as of the close of business on the date on which this B Warrant shall have been exercised as aforesaid. This B Warrant will be surrendered at the time of exercise or if lost, stolen, misplaced or destroyed, the Holder will comply with Section 7 below.

 (b)         Certificates for shares purchased hereunder shall be delivered to the Holder hereof within a reasonable time after the date on which this B Warrant shall have been exercised as aforesaid.

 (c)          The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this B Warrant will, upon exercise of the rights represented by this B Warrant, be fully paid and nonassessable and free from all preemptive rights, taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue which shall be paid by the Company in accordance with Section 4 below).

3.	No Fractional Shares.

The Company shall not be required to issue fractional Warrant Shares upon the exercise of this B Warrant or to deliver Warrant Certificates which evidence fractional Warrant Shares. In the event that a fraction of a Warrant Share would, except for the provisions of this Section 3, be issuable upon the exercise of this B Warrant, the Company shall pay to the Holder exercising the B Warrant an amount in cash equal to such fraction multiplied by the Per Share Market Value of the Warrant Share.

For purposes of this B Warrant, the Per Share Market Value shall be determined as follows: As used herein, “Per Share Market Value” means on any particular date (a) the closing bid price per share of Common Stock on such date on the national securities exchange on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the average of the closing bid and asked prices on the national securities exchange on the date nearest preceding such date, (b) if the shares of Common Stock are not then listed or quoted on a national securities exchange, the average of the closing bid and asked prices for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, at the close of business on such date, or (c) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined in good faith by the Company.

4.	Charges, Taxes and Expenses.

Issuance of certificates for Warrant Shares upon the exercise of this B Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this B Warrant, or in such name or names as may be directed by the Holder of this B Warrant; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of this B Warrant, the Company may require, as a condition thereto, that the transferee execute an appropriate investment representation as may be reasonably required by the Company.

5.	No Rights as Shareholders.

This B Warrant does not entitle the Holder hereof to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof.

6.	Exchange and Registry of B Warrant.

 This B Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above-mentioned office or agency of the Company, for a new warrant or warrants aggregating the total Warrant Shares of the surrendered B Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this B Warrant. This B Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.	Loss, Theft, Destruction or Mutilation of B Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this B Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this B Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this B Warrant.

8.	Saturdays, Sundays, Holidays, etc.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.	Cash Distributions.

No adjustment on account of cash dividends or interest on the Company’s Common Stock or Other Securities that may become purchasable hereunder will be made to the Exercise Price under this B Warrant.

10.	Consolidation, Merger or Sale of the Company.

If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company’s obligations under this B Warrant. Upon consummation of such transaction, the B Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of this B Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the B Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the B Warrant to, concurrently with the consummation of such transaction, assume the Company’s obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 10.

11.	Adjustments for Stock Splits, Combinations, etc.

The number of shares and class of capital stock purchasable under this B Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a)          Adjustment for change in capital stock. If the Company:

(i)           pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

(ii)          subdivides its outstanding shares of Common Stock into a greater number of shares;

(iii)         combines its outstanding shares of Common Stock into a smaller number of shares;

(iv)         makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

(v)          issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each B Warrant in effect immediately prior to such action shall be adjusted so that the holder of any B Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the B Warrant immediately prior to such action.

For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

If after an adjustment the Holder, upon exercise of this B Warrant, may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this B Warrant. Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 11(a), this B Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

 (b)         The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders of this B Warrant against impairment.

12.	Certificate as to Adjustments.

 In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the B Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the B Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this B Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this B Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the B Warrant and any warrant agent of the Company (appointed pursuant to Section 16 hereof).

13.	Reservation of Stock Issuable on Exercise of B Warrant.

The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the B Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the B Warrant.

14.	Assignment; Exchange of B Warrant.

Subject to compliance with applicable securities laws, this B Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a “Transferor”) with respect to any or all of the shares underlying this B Warrant. On the surrender for exchange of this B Warrant, together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor’s counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of the B Warrant so surrendered by the Transferor; and provided further, that upon any such transfer, the Company may require, as a condition thereto, that the Transferee execute an appropriate investment representation as may be reasonably required by the Company.

15.	Rule 144 Rights.

The Company has agreed to provide any and all legal opinions required for the removal of the restrictive legend from any Warrant Share certificates under Rule 144, at the Company’s own expense.  The Company shall process any request for removal of the restrictive legend within five business days.  If the Company fails to process any legal request for removal of restrictive legends for more than five business days after receipt of a written request to do so, the Company shall pay the securityholder a cash penalty of 1% per day of the value of the securities whose legends were requested to be removed.

16.	Warrant Agent.

The Company may, by written notice to each Holder of an B Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this B Warrant pursuant to Section 2, exchanging this B Warrant pursuant to Section 14, and replacing this B Warrant pursuant to Section 7, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17.	Notices, etc.

 All notices shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below each party’s signature on the Subscription Agreement.

18.	Notices of Record Date.

In case,

(a)         The Company takes a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive a dividend, distribution or any other rights;

 (b)         There is any capital reorganization of the Company, reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or consolidation or merger of the Company with or into another corporation which does not constitute a sale of the Company; or

 (c)         There is a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall cause to be mailed to the Holder, at least 20 calendar days prior to the date hereinafter specified, a notice stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up.

19.	Amendments and Supplements.

 (a)         The Company may from time to time supplement or amend this B Warrant without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder. All other supplements or amendments to this B Warrant must be signed by the party against whom such supplement or amendment is to be enforced.

 (b)         Notwithstanding Section 19(a), the Company may at any time during the term of this B Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

20.	Call of B Warrants by the Company.

Subject to the terms and conditions set forth herein, on any date during the period between the date of this B Warrant and the Expiration Date, on or after the first day after the twenty Trading Day (as defined below) volume weighted average price of the Common Stock equals or exceeds $0.20 per share (the “Call Date”) and the Warrant Shares have either been registered on an effective registration statement or may be sold under Rule 144, the Company shall have the right to deliver written notices to the Holder (each, a “Call Notice” and the day a Call Notice is delivered, a “Delivery Date”), providing the Company with an option to call, on any Trading Day following the receipt of the Call Notice (“the Exercise Date”), any or all B Warrants. Following the Company’s delivery of a Call Notice, Holders shall have ten business days to exercise their B Warrants.  After this ten business day period has elapsed, the Company’s call option will become effective and all unexercised B Warrants will immediately and automatically be cancelled.  The Company may not deliver a Call Notice unless and until all of the conditions set forth in this Section 20 have been satisfied by the Company or waived by the Holder.

As used herein, “Trading Day” means (a) a day on which the shares of Common Stock are traded on the national securities exchange on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on a national securities exchange, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service; provided, however , that in the event that the shares of Common Stock are not listed or quoted as set forth in (a) and (b) hereof, then Trading Day shall mean any calendar day that is not a Saturday, Sunday or federal holiday.

 (a)         Conditions Precedent to the Right of the Company to Deliver a Call Notice. The right of the Company to deliver a Call Notice is subject to the satisfaction by the Company or waiver by the Holder, at or before the applicable Delivery Date and the applicable Exercise Date, of each of the following conditions:

 (i)          Accuracy of the Company’s Representations and Warranties. Any material representations and warranties of the Company contained in this B Warrant and in the Memorandum shall be true and correct as of the date when made, as of the applicable Delivery Date as though made on and as of the applicable Delivery Date and as of the applicable Exercise Date as though made on and as of the applicable Exercise Date;

 (ii)         Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this B Warrant and the Memorandum to be performed, satisfied or complied with by the Company at or prior to the applicable Delivery Date and the applicable Exercise Date;

 (iii)        No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this B Warrant and the Memorandum;

 (iv)        Trading Threshold. For the twenty Trading Days immediately preceding the applicable Call Date, the volume weighted average price of the Common Stock for such twenty Trading Days shall be at least $0.20;

 (v)         Registration of B Warrants. On the applicable Call Date, the Warrant Shares either shall be registered on a registration statement covering the public sale of securities as further described in the Memorandum or shall be eligible for resale under Rule 144; and

 (vi)      Notice. Notice of the Call Date shall be given to registered holders of B Warrants in the manner provided in Section 17.

21.	Investment Intent.

Holder represents and warrants to the Company that Holder is acquiring the B Warrants for investment and with no present intention of distributing or reselling any of the B Warrants.  Additionally, all representations of the Holder contained in the Subscription Agreement are incorporated herein by this reference.

22.	Certificates to Bear Language.

The B Warrants and the Warrant Shares issuable upon exercise thereof shall bear the following legend by which Holder shall be bound:

 “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.”

Certificates for B Warrants or Warrant Shares without such legend shall be issued if such B Warrants or Warrant Shares are sold pursuant to an effective registration statement under the Act, or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

23.	Miscellaneous.

 (a)         This B Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. The Company and the Holder hereby submit to the exclusive jurisdiction of the Courts of the County of Orange, State of California for the resolution of all legal disputes arising under the terms of this B Warrant. The Company and the Holder agree to waive trial by jury.

 (b)         If any action or proceeding is brought by the Company on the one hand or by the Holder on the other hand to enforce or continue any provision of this B Warrant, the prevailing party’s costs and expenses, including its reasonable attorney’s fees, in connection with such action or proceeding shall be paid by the other party.

 (c)         In the event that any provision of this B Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this B Warrant.

 (d)         The headings in this B Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[SIGNATURE PAGE FOLLOWS.]

                 IN WITNESS WHEREOF, the Company has caused this B Warrant to be executed by its officers thereunto duly authorized as of the date first written above.

DIGITALPOST INTERACTIVE, INC.,
a Nevada corporation

___________________________________
BY: Michael Sawtell
ITS: CEO

HOLDER

___________________________________

ANNEX A
B WARRANT NUMBER: ___________________

Warrant to Purchase __________________ Shares of Common Stock

DIGITALPOST INTERACTIVE, INC.
COMMON STOCK PURCHASE WARRANT

Will be void if not exercised prior to 5:00 P.M. (California time) on __________________

This Certifies that for Value Received,________________________________________, the registered holder or assigns (“Holder”), is entitled to purchase from DigitalPost Interactive, Inc., a Nevada corporation (the “Company”) at any time after 9:00 A.M. (California time) on ____________________ at the purchase price per share of $0.10 (the “Warrant Price”), the number of shares of Common Stock of the Company set forth above (the “Shares”).  The number of shares purchasable upon exercise of each warrant evidenced hereby and the Warrant Price per Share shall be subject to adjustment from time to time as set forth in the Warrant Agreement executed by the Company and the holder hereof (the “Warrant Agreement”).  The Warrants expire at 5:00 P.M. (California time) on the five-year anniversary of the date hereof (the “Expiration Date”).  Holders will not have any rights or privileges of shareholders of the Company prior to exercise of the Warrants except as set forth in the Warrant Agreement.  Holders of the Warrants evidenced hereby and the shares of Common Stock issuable upon exercise hereof have certain Rule 144 rights which are set forth in the Warrant Agreement.  Subject to the provisions of the Warrant Agreement, any or all of the Warrants evidenced hereby may be called at the option of the Company, on any Trading Day (as defined in the Warrant Agreement) after the Company has delivered a written call notice to the Holder.  The Company may deliver such a call notice only during the period beginning on the first day after the twenty Trading Day volume weighted average price of the Company’s Common Stock exceeds $0.20 per share, and ending on the Expiration Date.  The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form on the revise side hereof fully executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company.  Payment of such price shall be made at the option of the Holder in cash or by certified check or bank draft.  Upon any partial exercise of the Warrant evidenced hereby, there shall be countersigned and issued to the Holder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised.  This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed with a signature guarantee either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged.  No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants.  The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until such transfer is on such books, the Company may treat the Holder as the owner for all purposes.

Dated: _________, 2010

DIGITALPOST INTERACTIVE, INC.

___________________________________________________________
                     Secretary                                                                                                          President

SEE LEGEND ON REVERSE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSE, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

NOTICE OF EXERCISE
(To be signed only on exercise of Warrant)

TO: DigitalPost Interactive, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.20__-____), hereby irrevocably elects to purchase:

________ shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is an aggregate of $ ___________.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is __________________________________________________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Act or pursuant to an exemption from registration under the Securities Act.

Dated: _____________

__________________________________________
(Signature must conform to name of holder as specified on the face of the Warrant

______________________________________
______________________________________
ADDRESS